EXHIBIT 99

                             COLLATERAL TERM SHEETS

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus supplement.

                                                               October 15, 2003

                           $920,034,000 (Approximate)
                         GSR Mortgage Loan Trust 2003-10
                     GS Mortgage Securities Corp., Depositor
               Mortgage Pass-Through Certificates, Series 2003-10







-------------------------------------------------------------------------------

                           Features of the Transaction
-------------------------------------------------------------------------------
o Offering consists of two groups of senior securities totaling $920,034,000 expected to be rated AAA by Moody's, and S&P.
o Credit support for the certificates is provided through a senior/subordinated, shifting interest structure and five-year prepayment lockout. The expected amount of credit support for the senior certificates is 2.45% in the form of subordination.
o Collateral consists of 10/1 hybrid adjustable rate, first lien, 1-4 family, residential mortgage loans originated or purchased by Wells
      Fargo Home Mortgage, Inc.
o Five-year subordinate certificate prepayment lock-out. If, within the first 36 months, the credit support to the senior certificates is twice the original credit support percentage, then the subordinate certificates would be entitled to 50% of their pro rata share of principal prepayment proceeds, subject to certain loss and delinquency criteria. If, after the first 36 months, the credit support is twice the original credit support percentage, then the subordinate certificates would be entitled to 100% of their pro rata share of principal prepayment proceeds.
o     The subordinate certificates will be cross-collateralized.

-------------------------------------------------------------------------------

                                  Time Table
-------------------------------------------------------------------------------
Expected Settlement:                           October 30, 2003
Cut-off Date:                                  October 1, 2003
First Distribution Date:                       November 25, 2003


-------------------------------------------------------------------------------

                                   Key Terms
-------------------------------------------------------------------------------
Issuer:                      GSR Mortgage Loan Trust 2003-10
Depositor:                   GS Mortgage Securities Corp.
Servicer:                    Wells Fargo Home Mortgage, Inc.
Trustee/Custodian:           JPMorgan Chase Bank
Servicing/Trustee Fee:       37.5/0.25 bps
Distribution Date:           25th day of the month or the following
                             Business Day
Record Date:                 Last business day of the Interest
                             Accrual period for such certificates
Delay Days:                  0 day delay for Class 1A2, 1A3 and 1A10
                             certificates. 24 day delay for all others
Prepayment Assumption:       25% CPR for Group 1 and 22% for Group 2
Interest Accrual:            30/360 basis for all classes of
                             certificates
Servicer Advancing:          Yes, subject to recoverability
Compensating Interest:       To the extent of the aggregate monthly
                             servicing fee
Optional Call:               10% optional termination provision
Rating Agencies:             Senior certificates - Moody's and S&P.
Minimum Denomination:        Senior certificates - $25,000
                             Interest only certificates - $5,000,000
Legal Investment:            All certificates offered by this term
                             sheet are expected to be SMMEA eligible
                             at settlement
ERISA Eligible:              Underwriter's exemption is expected to
                             apply to all offered certificates,
                             however, prospective purchasers should
                             consult their own counsel
Tax Treatment:               All offered certificates represent REMIC
                             regular interests


Collateral Description (1)


----------------------------------------------------------------------------------------------------------------
                                                                       Group I         Group II           Total
----------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                                      $734,663,457     $208,478,852    $943,142,309
Number of Mortgage Loans:                                                1,400              391           1,791
Average Scheduled Principal Balance:                                  $524,760         $533,190        $526,600
Weighted Average Gross Coupon:                                           5.16%            4.88%           5.10%
Weighted Average Net Coupon:                                             4.78%            4.51%           4.72%
Weighted Average Stated Remaining Term:                                    356              356             356
Weighted Average Seasoning:                                                  4                3               4
Weighted Average Months to Roll:                                           116              117             116
Weighted Average Amortized Current LTV Ratio:                            62.9%            62.4%           62.8%
Weighted Average Gross Margin:                                           2.75%            2.75%           2.75%
Weighted Average Net Margin:                                             2.37%            2.37%           2.37%
Weighted Average Initial Rate Cap:                                       5.00%            5.00%           5.00%
Weighted Average Periodic Rate Cap:                                      2.00%            2.00%           2.00%
Weighted Average Life Cap:                                               5.00%            5.00%           5.00%
Weighted Average Gross Maximum Lifetime Rate:                           10.16%            9.88%          10.10%
Weighted Average FICO Score:                                               740              742             740
Servicer:                                                          Wells Fargo      Wells Fargo     Wells Fargo
----------------------------------------------------------------------------------------------------------------

(1) October 1, 2003 scheduled balances


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

                                                              October 15, 2003



Overview of the Offered Certificates
------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                 Approximate     Expected        Initial                                 Estimated    Principal     Moody's/
                  Principal       Credit       Pass-Through     Collateral               Avg. Life     Payment        S&P
 Certificates     Balance        Support         Rate (2)         Group       Type       (yrs) (3)    Window (4)   Ratings (5)
------------------------------------------------------------------------------------------------------------------------------
1A1              $250,000,000        2.45%       4.778%            I           PT WAC       2.95      11/03-08/11    Aaa/AAA
1A2               $61,963,000        2.45%        [ ]              I         SEQ FIXED      0.50      11/03-10/04    Aaa/AAA
1A3               $23,359,500        2.45%        [ ]              I         SEQ FIXED      1.25      10/04-04/05    Aaa/AAA
1A4               $86,072,000        2.45%        [ ]              I         SEQ FIXED      2.00      04/05-05/06    Aaa/AAA
1A5               $51,187,000        2.45%        [ ]              I         SEQ FIXED      3.00      05/06-04/07    Aaa/AAA
1A6               $45,816,000        2.45%       4.778%            I          SEQ WAC       4.00      04/07-05/08    Aaa/AAA
1A7               $73,713,000        2.45%       4.778%            I          SEQ WAC       6.00      05/08-08/11    Aaa/AAA
1A8               $39,230,000        2.45%       4.778%            I          SEQ WAC       7.82      08/11-08/11    Aaa/AAA
1A9              $222,581,500(1)    NA            [ ]              I             IO          NA           NA         Aaa/AAA
1A10              $85,322,500        2.45%       4.778%            I          SEQ WAC       0.71      11/03-04/05    Aaa/AAA
2A1              $203,371,000        2.45%       4.506%            II          PT WAC       3.26      11/03-08/11    Aaa/AAA
-------------------------------------------------------------------------------------------------------------------------------
   Total         $920,034,000
-------------------------------------------------------------------------------------------------------------------------------


(1) Notional Amount. The initial Class 1A9 Notional Amount for any distribution date will equal the aggregate certificate balance of the Class 1A2, Class 1A3, Class 1A4, and Class 1A5 Certificates immediately preceding that Distribution Date.
(2) See the Coupons of the Certificates section of this Structural Term Sheet for more information on the Pass-Through Rates of the Certificates.
(3) Assuming payment based on a pricing speed of 25% CPR for Group 1 and 22% CPR for Group 2 to the earlier of the Bond Reset Date or the 10% Optional Call for the Senior Certificates.
(4) The Stated Final Maturity for the Certificates is the Distribution Date occurring in October 2033.
(5)  The Senior Certificates are expected to be rated by Moody's and S&P.


Coupons of the Certificates
---------------------------


         --------------------------------------------------------------------------------------------------
                             Bond Reset                                      Coupon After Bond
              Class          Date(1)             Initial Coupon                Reset Date
         --------------------------------------------------------------------------------------------------
              1A1           [June 2013]             4.778%                            NA
         --------------------------------------------------------------------------------------------------
                                                                      The Minimum of the (1) Group I Net
              1A2           [June 2013]               [ ]             WAC and (2) 1 Year CMT plus 175 bps
         --------------------------------------------------------------------------------------------------
                                                                      The Minimum of the (1) Group I Net
              1A3           [June 2013]               [ ]             WAC and (2) 1 Year CMT plus 175 bps
         --------------------------------------------------------------------------------------------------
                                                                      The Minimum of the (1) Group I Net
              1A4           [June 2013]               [ ]             WAC and (2) 1 Year CMT plus 175 bps
         --------------------------------------------------------------------------------------------------
                                                                      The Minimum of the (1) Group I Net
              1A5           [June 2013]               [ ]             WAC and (2) 1 Year CMT plus 175 bps
         --------------------------------------------------------------------------------------------------
              1A6           [June 2013]             4.778%                            NA
         --------------------------------------------------------------------------------------------------
              1A7           [June 2013]             4.778%                            NA
         --------------------------------------------------------------------------------------------------
              1A8           [June 2013]             4.778%                            NA
         --------------------------------------------------------------------------------------------------
              1A9               N/A                   [ ]                      Excess Interest
         --------------------------------------------------------------------------------------------------
              1A10          [June 2013]             4.778%                            NA
         --------------------------------------------------------------------------------------------------
              2A1          [August 2013]            4.506%                            NA
         --------------------------------------------------------------------------------------------------

         (1) The certificates are priced to the earlier of the Bond Reset Date or the 10% Optional Call for the Senior Certificates.



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003

Selected Mortgage Loan Data:
---------------------------


                       The Mortgage Loans (All Collateral)


Scheduled Principal Balance:                                       $943,142,309
Number of Mortgage Loans:                                                 1,791
Average Scheduled Principal Balance:                                   $526,600
Weighted Average Gross Coupon:                                            5.10%
Weighted Average Net Coupon:                                              4.72%
Weighted Average Stated Remaining Term:                                     356
Weighted Average Seasoning:                                                   4
Weighted Average Months to Roll:                                            116
Weighted Average Amortized Current LTV Ratio:                             62.8%
Weighted Average Gross Margin:                                            2.75%
Weighted Average Net Margin:                                              2.37%
Weighted Average Initial Rate Cap:                                        5.00%
Weighted Average Periodic Rate Cap:                                       2.00%
Weighted Average Life Cap:                                                5.00%
Weighted Average Gross Maximum Lifetime Rate:                            10.10%
Weighted Average FICO Score:                                                740
Servicer:                                                           Wells Fargo


                  Distribution by Scheduled Principal Balance


                                     Number Of               Total Dollar    Scheduled Principal
 Scheduled Principal Balance      Mortgage Loans (#)          Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------
 Below $350,000                      173                     $52,463,849           5.6%
 $350,001 - $450,000                 589                     235,454,227          25.0
 $450,001 - $550,000                 412                     204,151,859          21.6
 $550,001 - $650,000                 314                     189,600,867          20.1
 $650,001 - $750,000                  77                      54,930,126           5.8
 $750,001 - $1,000,000               223                     202,363,937          21.5
 $1,000,001-$1,250,000                 1                       1,191,717           0.1
 $1,250,001-$1,500,000                 2                       2,985,727           0.3
-------------------------------------------------------------------------------------------------
 Total                             1,791                    $943,142,309         100.0%
=================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Gross Coupon


                              Number Of                   Total Dollar         Scheduled Principal
 Gross Coupon              Mortgage Loans (#)             Amount ($)              Balance (%)
----------------------------------------------------------------------------------------------------
 Below 4.00%                       5                        $2,473,852              0.3%
 4.00- 4.49%                      48                        25,653,568              2.7
 4.50- 4.99%                     451                       245,043,368             26.0
 5.00- 5.49%                   1,022                       536,699,155             56.9
 5.50- 5.74%                     207                       104,064,617             11.0
 5.75- 5.99%                      56                        27,697,920              2.9
 6.00- 6.49%                       2                         1,509,829              0.2
----------------------------------------------------------------------------------------------------
 Total                         1,791                      $943,142,309            100.0%
====================================================================================================
Column totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



            Distribution by Amortized Current Loan-to-Value Ratios


 Amortized Current                   Number Of                    Total Dollar     Scheduled Principal
 Loan-To-Value Ratio              Mortgage Loans (#)                Amount ($)          Balance (%)
----------------------------------------------------------------------------------------------------------
 Below 40.00%                        142                              $80,835,626           8.6%
 40.00 - 49.99%                      185                               98,924,109          10.5
 50.00 - 59.99%                      290                              162,632,303          17.2
 60.00 - 69.99%                      535                              290,187,261          30.8
 70.00 - 79.99%                      633                              307,702,484          32.6
 80.00 - 84.99%                        2                                1,142,233           0.1
 85.00 - 89.99%                        4                                1,718,293           0.2
----------------------------------------------------------------------------------------------------------
 Total                             1,791                             $943,142,309         100.0%
==========================================================================================================

Column totals may not add to 100.0% due to rounding



                  Distribution by Primary Mortgage Insurance


 Primary Mortgage                         Number Of               Total Dollar      Scheduled Principal
 Insurance ("PMI")                   Mortgage Loans (#)            Amount ($)           Balance (%)
----------------------------------------------------------------------------------------------------------
 Amortized CLTV <= 80%                   1,785                    $940,281,782          99.7%
 Amortized CLTV > 80% With PMI               6                       2,860,526           0.3
----------------------------------------------------------------------------------------------------------
 Total                                   1,791                    $943,142,309         100.0%
==========================================================================================================
Column totals may not add to 100.0% due to rounding




              Distribution by Stated Remaining Months to Maturity


 Stated Remaining                 Number Of                  Total Dollar              Scheduled Principal
 Term (Months)                 Mortgage Loans (#)             Amount ($)                   Balance (%)
------------------------------------------------------------------------------------------------------------
 Under 301                              9                      $4,512,236                   0.5%
 337 - 348                              1                         518,757                   0.1
 349 - 360                          1,781                     938,111,316                  99.5
------------------------------------------------------------------------------------------------------------
 Total                              1,791                    $943,142,309                 100.0%
============================================================================================================
Column totals may not add to 100.0% due to rounding



                             Distribution by Index


                                   Number Of                Total Dollar          Scheduled Principal
 Index                        Mortgage Loans (#)             Amount ($)               Balance (%)
----------------------------------------------------------------------------------------------------------
 1 Year CMT                          1,791                  $943,142,309               100.0%
----------------------------------------------------------------------------------------------------------
 Total                               1,791                  $943,142,309               100.0%
==========================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



                        Distribution by Months to Roll


                                    Number Of                   Total Dollar    Scheduled Principal
 Months To Roll                 Mortgage Loans (#)               Amount ($)          Balance (%)
-----------------------------------------------------------------------------------------------------
 103 to 108                              1                          $518,757          0.1%
 109 to 114                             33                        17,541,669          1.9
 115 to 120                          1,757                       925,081,882         98.1
-----------------------------------------------------------------------------------------------------
 Total                               1,791                      $943,142,309        100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Gross Margin


                                     Number Of                 Total Dollar     Scheduled Principal
 Gross Margin                     Mortgage Loans (#)            Amount ($)          Balance (%)'
-------------------------------------------------------------------------------------------------------
 2.75%                               1,791                      $943,142,309          100.0%
-------------------------------------------------------------------------------------------------------
 Total                               1,791                      $943,142,309          100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding




                       Distribution by Initial Rate Cap


                                      Number Of                  Total Dollar   Scheduled Principal
 Initial Rate Cap                  Mortgage Loans (#)             Amount ($)        Balance (%)
-----------------------------------------------------------------------------------------------------
 5.00%                               1,791                       $943,142,309          100.0%
-----------------------------------------------------------------------------------------------------
 Total                               1,791                       $943,142,309          100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding



                          Distribution by FICO Score


                                      Number Of                   Total Dollar    Scheduled Principal
 FICO Score                       Mortgage Loans (#)                Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------------
 761 and above                       692                           $359,825,187          38.2%
 741 - 760                           317                            165,290,614          17.5
 721 - 740                           230                            121,343,445          12.9
 701 - 720                           211                            116,422,026          12.3
 681 - 700                           165                             86,885,213           9.2
 661 - 680                           112                             60,499,992           6.4
 641 - 660                            40                             20,089,201           2.1
 621 - 640                            19                              9,744,633           1.0
 581 - 620                             3                              1,195,482           0.1
 561 - 580                             1                                654,799           0.1
 Unavailable                           1                              1,191,717           0.1
-------------------------------------------------------------------------------------------------------
 Total                             1,791                           $943,142,309         100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003


                        Distribution by Property State


                                    Number Of                   Total Dollar    Scheduled Principal
 Property State                 Mortgage Loans (#)                Amount ($)        Balance (%)
-------------------------------------------------------------------------------------------------------
 California                         816                          $441,267,942          46.8%
 Illinois                           106                            55,320,174           5.9
 Massachusetts                       79                            42,114,915           4.5
 New Jersey                          81                            39,527,713           4.2
 Virginia                            83                            38,758,617           4.1
 New York                            58                            34,023,042           3.6
 Maryland                            62                            29,902,226           3.2
 Connecticut                         46                            29,347,606           3.1
 All Other(1)                       460                           232,880,073          24.7
------------------------------------------------------------------------------------------------------
Total                             1,791                          $943,142,309         100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding
(1) Each of the other states is less than 3.0% of the aggregate principal balance



                         Distribution by Property Type


                                  Number Of                     Total Dollar    Scheduled Principal
 Property Type                 Mortgage Loans (#)                 Amount ($)        Balance (%)

 Single Family                    1,633                           $867,674,884         92.0%
 Condominium                         90                             40,159,157          4.3
 Hi-Rise Condominium                 29                             17,309,641          1.8
 PUD                                 19                              8,260,792          0.9
 2-4 Family                          12                              5,868,823          0.6
 Co-Op                                8                              3,869,012          0.4
-----------------------------------------------------------------------------------------------------
Total                             1,791                           $943,142,309        100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding




                         Distribution by Loan Purpose


                                   Number Of                    Total Dollar    Scheduled Principal
 Loan Purpose                   Mortgage Loans (#)                Amount ($)        Balance (%)
-----------------------------------------------------------------------------------------------------
 Rate/Term Refi                      990                         $529,216,969          56.1%
 Purchase                            537                          282,018,711          29.9
 Cashout Refi                        264                          131,906,630          14.0
-----------------------------------------------------------------------------------------------------
 Total                             1,791                         $943,142,309         100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding




                           Distribution by Occupancy


                                 Number Of                      Total Dollar    Scheduled Principal
 Occupancy                    Mortgage Loans (#)                  Amount ($)        Balance (%)
------------------------------------------------------------------------------------------------------
Owner Occupied                    1,708                         $901,105,461          95.5%
Second Home                          83                           42,036,848           4.5
------------------------------------------------------------------------------------------------------
 Total                            1,791                         $943,142,309         100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



                           Distribution by Seasoning


                                     Number Of                Total Dollar      Scheduled Principal
Seasoning (Months)               Mortgage Loans (#)             Amount ($)          Balance (%)
-----------------------------------------------------------------------------------------------------
 0 - 3                                 706                      $374,593,689          39.7%
 4 - 6                               1,071                       560,377,778          59.4
 7 - 12                                 14                         8,170,842           0.9
-----------------------------------------------------------------------------------------------------
 Total                               1,791                      $943,142,309         100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding




                        Distribution by Document Status


                                   Number Of                  Total Dollar      Scheduled Principal
 Document Status                Mortgage Loans (#)              Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------------
 Full Doc                            972                        $538,817,305         57.1%
 Asset Only                          641                         311,530,437         33.0
 No Doc                              128                          66,721,746          7.1
 Income Only                          50                          26,072,820          2.8
-------------------------------------------------------------------------------------------------------
 Total                             1,791                        $943,142,309        100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding



                       Distribution by Property Zip Codes


                                     Number Of                  Total Dollar    Scheduled Principal
Property Zip Codes               Mortgage Loans (#)               Amount ($)        Balance (%)
------------------------------------------------------------------------------------------------------
 92130                               17                           $8,953,835          0.9%
 60521                               13                            8,628,569          0.9
 94010                               11                            6,795,405          0.7
 92037                                8                            6,559,353          0.7
 92679                               11                            6,555,042          0.7
 94583                               12                            6,303,423          0.7
 90049                                9                            6,261,985          0.7
 92660                               12                            6,045,727          0.6
 20878                               11                            5,594,319          0.6
 20817                               10                            5,533,755          0.6
 All Others                       1,677                          875,910,894         92.9
------------------------------------------------------------------------------------------------------
 Total                            1,791                         $943,142,309        100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003


                          Distribution by Delinquency



                                    Number Of                 Total Dollar      Scheduled Principal
 Delinquency                     Mortgage Loans (#)            Amount ($)           Balance (%)
------------------------------------------------------------------------------------------------------
 Current                             1,781                     $938,049,586          99.5%
 30 Days                                10                        5,092,723           0.5
------------------------------------------------------------------------------------------------------
 Total                               1,791                     $943,142,309         100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by Final Maturity Year


                                     Number Of               Total Dollar       Scheduled Principal
 Final Maturity Year             Mortgage Loans (#)           Amount ($)            Balance (%)
-------------------------------------------------------------------------------------------------------
 2022                                  1                        $425,091             0.0%
 2023                                  7                       3,555,628             0.4
 2028                                  1                         531,516             0.1
 2032                                  5                       2,925,800             0.3
 2033                              1,777                     935,704,273            99.2
-------------------------------------------------------------------------------------------------------
 Total                             1,791                    $943,142,309           100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding




                      Distribution by First Payment Year


                                    Number Of                Total Dollar       Scheduled Principal
 First Payment Year              Mortgage Loans (#)           Amount ($)            Balance (%)
--------------------------------------------------------------------------------------------------------
 2002                                    2                     $831,939              0.1%
 2003                                1,789                  942,310,369             99.9
--------------------------------------------------------------------------------------------------------
 Total                               1,791                 $943,142,309            100.0%
========================================================================================================
Column totals may not add to 100.0% due to rounding


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



                    Distribution by First Rate Change Date


                                    Number Of                   Total Dollar    Scheduled Principal
 First Rate Change Date          Mortgage Loans (#)              Amount ($)         Balance (%)
------------------------------------------------------------------------------------------------------
 10/1/2012                             1                          $518,757          0.1%
 11/1/2012                             1                           313,183          0.0
 12/1/2012                             4                         2,518,952          0.3
 1/1/2013                              5                         3,399,858          0.4
 2/1/2013                              1                           426,174          0.0
 3/1/2013                              2                           993,919          0.1
 4/1/2013                             20                         9,889,584          1.0
 5/1/2013                            159                        81,935,610          8.7
 6/1/2013                            892                       468,552,584         49.7
 7/1/2013                            604                       323,930,851         34.3
 8/1/2013                             70                        36,103,318          3.8
 9/1/2013                             32                        14,559,520          1.5
------------------------------------------------------------------------------------------------------
 Total                             1,791                      $943,142,309        100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding




                         Distribution by Original Term



                                   Number Of                  Total Dollar      Scheduled Principal
 Original Term (Months)         Mortgage Loans (#)             Amount ($)           Balance (%)
------------------------------------------------------------------------------------------------------
 Under 313                             9                        $4,512,236            0.5%
 349 - 360                         1,782                       938,630,073           99.5
------------------------------------------------------------------------------------------------------
 Total                             1,791                      $943,142,309          100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Maximum Rate



                                  Number Of                 Total Dollar        Scheduled Principal
 Maximum Rate                  Mortgage Loans (#)             Amount ($)            Balance (%)
------------------------------------------------------------------------------------------------------
 8.50- 8.99%                          5                      $2,473,852              0.3%
 9.00- 9.49%                         48                      25,653,568              2.7
 9.50- 9.99%                        451                     245,043,368             26.0
 10.00-10.49%                     1,022                     536,699,155             56.9
 10.50-10.99%                       263                     131,762,537             14.0
 11.00-11.49%                         2                       1,509,829              0.2
------------------------------------------------------------------------------------------------------
 Total                            1,791                    $943,142,309            100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



                         The Mortgage Loans (Group 1)


Scheduled Principal Balance:                                 $734,663,457
Number of Mortgage Loans:                                           1,400
Average Scheduled Principal Balance:                             $524,760
Weighted Average Gross Coupon:                                      5.16%
Weighted Average Net Coupon:                                        4.78%
Weighted Average Stated Remaining Term:                               356
Weighted Average Seasoning:                                             4
Weighted Average Months to Roll:                                      116
Weighted Average Amortized Current LTV Ratio:                       62.9%
Weighted Average Gross Margin:                                      2.75%
Weighted Average Net Margin:                                        2.37%
Weighted Average Initial Rate Cap:                                  5.00%
Weighted Average Periodic Rate Cap:                                 2.00%
Weighted Average Life Cap:                                          5.00%
Weighted Average Gross Maximum Lifetime Rate:                      10.16%
Weighted Average FICO Score:                                          740
Servicer:                                                     Wells Fargo



                  Distribution by Scheduled Principal Balance


                                       Number Of             Total Dollar       Scheduled Principal
 Scheduled Principal Balance       Mortgage Loans (#)          Amount ($)           Balance (%)
---------------------------------------------------------------------------------------------------------
 Below $350,000                         135                   $40,814,725            5.6%
 $350,001 - $450,000                    467                   186,832,068           25.4
 $450,001 - $550,000                    322                   159,762,601           21.7
 $550,001 - $650,000                    243                   145,965,827           19.9
 $650,001 - $750,000                     60                    42,928,240            5.8
 $750,001 - $1,000,000                  170                   154,182,553           21.0
 $1,000,001-$1,250,000                    1                     1,191,717            0.2
 $1,250,001-$1,500,000                    2                     2,985,727            0.4
---------------------------------------------------------------------------------------------------------
 Total                                1,400                  $734,663,457          100.0%
=========================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Gross Coupon


                                    Number Of                 Total Dollar      Scheduled Principal
 Gross Coupon                    Mortgage Loans (#)            Amount ($)           Balance (%)
-------------------------------------------------------------------------------------------------------
 Below 4.00%                           2                         $796,453           0.1%
 4.00- 4.49%                          21                       12,377,283           1.7
 4.50- 4.99%                         263                      143,482,096          19.5
 5.00- 5.49%                         863                      451,689,477          61.5
 5.50- 5.74%                         197                       98,861,144          13.5
 5.75- 5.99%                          52                       25,947,175           3.5
 6.00- 6.49%                           2                        1,509,829           0.2
-------------------------------------------------------------------------------------------------------
 Total                             1,400                     $734,663,457         100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



            Distribution by Amortized Current Loan-to-Value Ratios


 Amortized Current                  Number Of                Total Dollar       Scheduled Principal
 Loan-To-Value Ratio             Mortgage Loans (#)            Amount ($)           Balance (%)
-------------------------------------------------------------------------------------------------------
 Below 40.00%                        113                     $62,817,535            8.6%
 40.00 - 49.99%                      146                      78,108,960           10.6
 50.00 - 59.99%                      220                     122,486,346           16.7
 60.00 - 69.99%                      411                     225,314,138           30.7
 70.00 - 79.99%                      504                     243,075,952           33.1
 80.00 - 84.99%                        2                       1,142,233            0.2
 85.00 - 89.99%                        4                       1,718,293            0.2
-------------------------------------------------------------------------------------------------------
 Total                             1,400                    $734,663,457          100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding




                  Distribution by Primary Mortgage Insurance


 Primary Mortgage                        Number Of              Total Dollar    Scheduled Principal
 Insurance ("PMI")                   Mortgage Loans (#)          Amount ($)         Balance (%)
-------------------------------------------------------------------------------------------------------
 Amortized CLTV <= 80%                    1,394               $731,802,931          99.6%
 Amortized CLTV > 80% With PMI                6                  2,860,526           0.4
-------------------------------------------------------------------------------------------------------
 Total                                    1,400               $734,663,457         100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding




              Distribution by Stated Remaining Months to Maturity


 Stated Remaining                Number Of                   Total Dollar       Scheduled Principal
 Term (Months)               Mortgage Loans (#)               Amount ($)            Balance (%)
-------------------------------------------------------------------------------------------------------
 Under 301                           4                        $1,727,935            0.2%
 337 - 348                           1                           518,757            0.1
 349 - 360                       1,395                       732,416,765           99.7
-------------------------------------------------------------------------------------------------------
 Total                           1,400                      $734,663,457          100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding



                             Distribution by Index


                                     Number Of             Total Dollar         Scheduled Principal
 Index                           Mortgage Loans (#)          Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------------
 1 Year CMT                          1,400                 $734,663,457            100.0%
--------------------------------------------------------------------------------------------------------
 Total                               1,400                 $734,663,457            100.0%
========================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



                        Distribution by Months to Roll


                                   Number Of               Total Dollar         Scheduled Principal
 Months To Roll                Mortgage Loans (#)           Amount ($)              Balance (%)
---------------------------------------------------------------------------------------------------------
 103 to 108                              1                   $518,757               0.1%
 109 to 114                             31                 16,572,052               2.3
 115 to 120                          1,368                717,572,648              97.7
---------------------------------------------------------------------------------------------------------
 Total                               1,400               $734,663,457             100.0%
=========================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Gross Margin


                                    Number Of                 Total Dollar      Scheduled Principal
 Gross Margin                    Mortgage Loans (#)            Amount ($)           Balance (%)
--------------------------------------------------------------------------------------------------------

 2.75%                               1,400                    $734,663,457          100.0%
--------------------------------------------------------------------------------------------------------
 Total                               1,400                    $734,663,457          100.0%
========================================================================================================
Column totals may not add to 100.0% due to rounding



                       Distribution by Initial Rate Cap


                                     Number Of                Total Dollar      Scheduled Principal
 Initial Rate Cap                Mortgage Loans (#)            Amount ($)           Balance (%)
------------------------------------------------------------------------------------------------------
 5.00%                               1,400                     $734,663,457          100.0%
------------------------------------------------------------------------------------------------------
 Total                               1,400                     $734,663,457          100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding




                          Distribution by FICO Score


                                  Number Of                   Total Dollar      Scheduled Principal
 FICO Score                    Mortgage Loans (#)              Amount ($)            Balance (%)
-----------------------------------------------------------------------------------------------------
 761 and above                       539                       $281,491,995          38.3%
 741 - 760                           231                        119,807,188          16.3
 721 - 740                           182                         96,427,760          13.1
 701 - 720                           172                         93,958,903          12.8
 681 - 700                           133                         68,354,909           9.3
 661 - 680                            90                         48,078,382           6.5
 641 - 660                            33                         16,186,075           2.2
 621 - 640                            16                          7,971,047           1.1
 581 - 620                             3                          1,195,482           0.2
 Unavailable                           1                          1,191,717           0.2
-----------------------------------------------------------------------------------------------------
 Total                             1,400                       $734,663,457         100.0%
=====================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



                        Distribution by Property State


                                   Number Of               Total Dollar         Scheduled Principal
 Property State                 Mortgage Loans (#)           Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------
 California                         618                     $330,824,024             45.0%
 Illinois                            83                       43,278,814              5.9
 Massachusetts                       67                       35,930,465              4.9
 New Jersey                          64                       31,526,817              4.3
 New York                            52                       30,599,450              4.2
 Virginia                            67                       30,894,611              4.2
 Maryland                            52                       25,249,675              3.4
 Connecticut                         37                       22,826,056              3.1
 Washington                          46                       22,786,355              3.1
 All Other(1)                       314                      160,747,190             21.9
-------------------------------------------------------------------------------------------------------
Total                             1,400                     $734,663,457            100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding
(1) Each of the other states is less than 3.0% of the aggregate principal balance




                         Distribution by Property Type


                                    Number Of                Total Dollar       Scheduled Principal
 Property Type                   Mortgage Loans (#)           Amount ($)            Balance (%)
-------------------------------------------------------------------------------------------------------
 Single Family                       1,271                    $673,393,081         91.7%
 Condominium                            73                      31,814,966          4.3
 Hi-Rise Condominium                    24                      14,878,011          2.0
 PUD                                    15                       6,206,241          0.8
 2-4 Family                             10                       5,046,672          0.7
 Co-Op                                   7                       3,324,486          0.5
------------------------------------------------------------------------------------------------------
Total                                1,400                    $734,663,457        100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding



                         Distribution by Loan Purpose


                                    Number Of                 Total Dollar       Scheduled Principal
 Loan Purpose                   Mortgage Loans (#)             Amount ($)            Balance (%)
------------------------------------------------------------------------------------------------------
 Rate/Term Refi                      781                      $415,172,651          56.5%
 Purchase                            418                       219,265,354          29.8
 Cashout Refi                        201                       100,225,452          13.6
------------------------------------------------------------------------------------------------------
 Total                             1,400                      $734,663,457         100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003


                           Distribution by Occupancy


                                   Number Of               Total Dollar         Scheduled Principal
 Occupancy                      Mortgage Loans (#)           Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------
Owner Occupied                       1,332                   $699,973,645          95.3%
Second Home                             68                     34,689,812           4.7
------------------------------------------------------------------------------------------------------
 Total                               1,400                   $734,663,457         100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding




                           Distribution by Seasoning


                                    Number Of                Total Dollar       Scheduled Principal
 Seasoning (Months)             Mortgage Loans (#)            Amount ($)            Balance (%)
------------------------------------------------------------------------------------------------------
 0 - 3                               333                     $176,104,244          24.0%
 4 - 6                             1,054                      550,813,462          75.0
 7 - 12                               13                        7,745,751           1.1
------------------------------------------------------------------------------------------------------
 Total                             1,400                     $734,663,457         100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding



                        Distribution by Document Status


                                    Number Of                 Total Dollar      Scheduled Principal
 Document Status                Mortgage Loans (#)             Amount ($)           Balance (%)
------------------------------------------------------------------------------------------------------
 Full Doc                            767                      $421,425,234          57.4%
 Asset Only                          480                       232,700,509          31.7
 No Doc                              115                        61,441,282           8.4
 Income Only                          38                        19,096,432           2.6
------------------------------------------------------------------------------------------------------
 Total                             1,400                      $734,663,457         100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by Property Zip Codes


                                    Number Of               Total Dollar        Scheduled Principal
Property Zip Codes              Mortgage Loans (#)           Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------
 60521                              11                        $7,213,828            1.0%
 92130                              13                         6,791,379            0.9
 92679                               9                         5,517,178            0.8
 90049                               7                         5,263,475            0.7
 92660                              10                         4,918,511            0.7
 20878                               9                         4,684,009            0.6
 92037                               6                         4,641,162            0.6
 90210                               6                         4,313,765            0.6
 94549                               7                         4,165,062            0.6
 94010                               7                         4,112,121            0.6
 All Others                      1,315                       683,042,966           93.0
------------------------------------------------------------------------------------------------------
 Total                           1,400                      $734,663,457          100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



                          Distribution by Delinquency


                                    Number Of              Total Dollar         Scheduled Principal
 Delinquency                    Mortgage Loans (#)          Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------
 Current                             1,393                  $731,019,353             99.5%
 30 Days                                 7                     3,644,104              0.5
-------------------------------------------------------------------------------------------------------
 Total                               1,400                  $734,663,457            100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by Final Maturity Year


                                   Number Of                Total Dollar        Scheduled Principal
 Final Maturity Year          Mortgage Loans (#)             Amount ($)             Balance (%)
------------------------------------------------------------------------------------------------------
 2023                                3                       $1,196,419             0.2%
 2028                                1                          531,516             0.1
 2032                                5                        2,925,800             0.4
 2033                            1,391                      730,009,723            99.4
------------------------------------------------------------------------------------------------------
 Total                           1,400                     $734,663,457           100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding



                      Distribution by First Payment Year


                                    Number Of                Total Dollar       Scheduled Principal
 First Payment Year              Mortgage Loans (#)           Amount ($)            Balance (%)
------------------------------------------------------------------------------------------------------
 2002                                    2                    $831,939              0.1%
 2003                                1,398                 733,831,518             99.9
------------------------------------------------------------------------------------------------------
 Total                               1,400                $734,663,457            100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding



                    Distribution by First Rate Change Date


                                      Number Of               Total Dollar      Scheduled Principal
 First Rate Change Date          Mortgage Loans (#)            Amount ($)           Balance (%)
-------------------------------------------------------------------------------------------------------
 10/1/2012                             1                         $518,757          0.1%
 11/1/2012                             1                          313,183          0.0
 12/1/2012                             3                        2,093,860          0.3
 1/1/2013                              5                        3,399,858          0.5
 2/1/2013                              1                          426,174          0.1
 3/1/2013                              2                          993,919          0.1
 4/1/2013                             19                        9,345,058          1.3
 5/1/2013                            159                       81,935,610         11.2
 6/1/2013                            876                      459,532,794         62.6
 7/1/2013                            333                      176,104,244         24.0
------------------------------------------------------------------------------------------------------
 Total                             1,400                     $734,663,457        100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



                         Distribution by Original Term


                                     Number Of              Total Dollar        Scheduled Principal
 Original Term (Months)          Mortgage Loans (#)           Amount ($)            Balance (%)
-------------------------------------------------------------------------------------------------------
 Under 313                               4                    $1,727,935            0.2%
 349 - 360                           1,396                   732,935,522           99.8
-------------------------------------------------------------------------------------------------------
 Total                               1,400                  $734,663,457          100.0%
=======================================================================================================
Column totals may not add to 100.0% due to rounding




                         Distribution by Maximum Rate


                                    Number Of                Total Dollar       Scheduled Principal
 Maximum Rate                   Mortgage Loans (#)            Amount ($)            Balance (%)
------------------------------------------------------------------------------------------------------
 8.50- 8.99%                           2                       $796,453               0.1%
 9.00- 9.49%                          21                     12,377,283               1.7
 9.50- 9.99%                         263                    143,482,096              19.5
 10.00-10.49%                        863                    451,689,477              61.5
 10.50-10.99%                        249                    124,808,319              17.0
 11.00-11.49%                          2                      1,509,829               0.2
------------------------------------------------------------------------------------------------------
 Total                             1,400                   $734,663,457             100.0%
======================================================================================================
Column totals may not add to 100.0% due to rounding




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



                         The Mortgage Loans (Group 2)


Scheduled Principal Balance:                                $208,478,852
Number of Mortgage Loans:                                            391
Average Scheduled Principal Balance:                            $533,190
Weighted Average Gross Coupon:                                     4.88%
Weighted Average Net Coupon:                                       4.51%
Weighted Average Stated Remaining Term:                              356
Weighted Average Seasoning:                                            3
Weighted Average Months to Roll:                                     117
Weighted Average Amortized Current LTV Ratio:                      62.4%
Weighted Average Gross Margin:                                     2.75%
Weighted Average Net Margin:                                       2.37%
Weighted Average Initial Rate Cap:                                 5.00%
Weighted Average Periodic Rate Cap:                                2.00%
Weighted Average Life Cap:                                         5.00%
Weighted Average Gross Maximum Lifetime Rate:                      9.88%
Weighted Average FICO Score:                                         742
Servicer:                                                    Wells Fargo



                  Distribution by Scheduled Principal Balance


                                        Number Of              Total Dollar      Scheduled Principal
 Scheduled Principal Balance        Mortgage Loans (#)           Amount ($)          Balance (%)
------------------------------------------------------------------------------------------------------
 Below $350,000                          38                      $11,649,125           5.6%
 $350,001 - $450,000                    122                       48,622,159          23.3
 $450,001 - $550,000                     90                       44,389,258          21.3
 $550,001 - $650,000                     71                       43,635,040          20.9
 $650,001 - $750,000                     17                       12,001,887           5.8
 $750,001 - $1,000,000                   53                       48,181,384          23.1
------------------------------------------------------------------------------------------------------
 Total                                  391                     $208,478,852         100.0%
======================================================================================================
Column Totals may not add to 100.0% due to rounding



                         Distribution by Gross Coupon


                                        Number Of               Total Dollar      Scheduled Principal
 Gross Coupon                       Mortgage Loans (#)            Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------------
 Below 4.00%                             3                      $1,677,400            0.8%
 4.00- 4.49%                            27                      13,276,285            6.4
 4.50- 4.99%                           188                     101,561,273           48.7
 5.00- 5.49%                           159                      85,009,678           40.8
 5.50- 5.74%                            10                       5,203,473            2.5
 5.75- 5.99%                             4                       1,750,744            0.8
-------------------------------------------------------------------------------------------------------
 Total                                 391                    $208,478,852          100.0%
=======================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



            Distribution by Amortized Current Loan-to-Value Ratios



 Amortized Current                   Number Of                 Total Dollar       Scheduled Principal
 Loan-To-Value Ratio             Mortgage Loans (#)             Amount ($)            Balance (%)
-------------------------------------------------------------------------------------------------------
 Below 40.00%                        29                        $18,018,092            8.6%
 40.00 - 49.99%                      39                         20,815,148           10.0
 50.00 - 59.99%                      70                         40,145,957           19.3
 60.00 - 69.99%                     124                         64,873,123           31.1
 70.00 - 79.99%                     129                         64,626,532           31.0
-------------------------------------------------------------------------------------------------------
 Total                              391                       $208,478,852          100.0%
=======================================================================================================
Column Totals may not add to 100.0% due to rounding



                  Distribution by Primary Mortgage Insurance


 Primary Mortgage                   Number Of                   Total Dollar      Scheduled Principal
 Insurance ("PMI")              Mortgage Loans (#)               Amount ($)           Balance (%)
-------------------------------------------------------------------------------------------------------
 Amortized CLTV <= 80%                391                        $208,478,852          100.0%
-------------------------------------------------------------------------------------------------------
 Total                                391                        $208,478,852          100.0%
=======================================================================================================
Column Totals may not add to 100.0% due to rounding



              Distribution by Stated Remaining Months to Maturity



 Stated Remaining                 Number Of                     Total Dollar      Scheduled Principal
 Term (Months)                Mortgage Loans (#)                  Amount ($)          Balance (%)
-------------------------------------------------------------------------------------------------------
 Under 301                             5                         $2,784,301           1.3%
 349 - 360                           386                        205,694,551          98.7
-------------------------------------------------------------------------------------------------------
 Total                               391                       $208,478,852         100.0%
=======================================================================================================
Column Totals may not add to 100.0% due to rounding



                             Distribution by Index


                                   Number Of                  Total Dollar         Scheduled Principal
 Index                          Mortgage Loans (#)             Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------
 1 YR CMT                            391                      $208,478,852           100.0%
-------------------------------------------------------------------------------------------------------
 Total                               391                      $208,478,852           100.0%
=======================================================================================================
Column Totals may not add to 100.0% due to rounding



                        Distribution by Months to Roll


                                  Number Of                  Total Dollar         Scheduled Principal
 Months To Roll               Mortgage Loans (#)               Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------
 109 to 114                            2                        $969,617              0.5%
 115 to 120                          389                     207,509,235             99.5
--------------------------------------------------------------------------------------------------------
 Total                               391                    $208,478,852            100.0%
========================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



                         Distribution by Gross Margin


                               Number Of                  Total Dollar           Scheduled Principal
 Gross Margin               Mortgage Loans (#)             Amount ($)                Balance (%)
------------------------------------------------------------------------------------------------------
 2.75%                           391                      $208,478,852              100.0%
------------------------------------------------------------------------------------------------------
 Total                           391                      $208,478,852              100.0%
======================================================================================================
Column Totals may not add to 100.0% due to rounding



                       Distribution by Initial Rate Cap


                                  Number Of                 Total Dollar           Scheduled Principal
 Initial Rate Cap             Mortgage Loans (#)             Amount ($)                Balance (%)
--------------------------------------------------------------------------------------------------------
 5.00%                               391                     $208,478,852             100.0%
--------------------------------------------------------------------------------------------------------
 Total                               391                     $208,478,852             100.0%
========================================================================================================
Column Totals may not add to 100.0% due to rounding




                          Distribution by FICO Score


                                   Number Of                   Total Dollar         Scheduled Principal
 FICO Score                    Mortgage Loans (#)               Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------
 761 and above                       153                        $78,333,192            37.6%
 741 - 760                            86                         45,483,426            21.8
 721 - 740                            48                         24,915,684            12.0
 701 - 720                            39                         22,463,123            10.8
 681 - 700                            32                         18,530,305             8.9
 661 - 680                            22                         12,421,610             6.0
 641 - 660                             7                          3,903,126             1.9
 621 - 640                             3                          1,773,586             0.9
 561 - 580                             1                            654,799             0.3
--------------------------------------------------------------------------------------------------------
 Total                               391                       $208,478,852           100.0%
========================================================================================================
Column Totals may not add to 100.0% due to rounding



                        Distribution by Property State


                                     Number Of                  Total Dollar      Scheduled Principal
 Property State                  Mortgage Loans (#)             Amount ($)            Balance (%)
---------------------------------------------------------------------------------------------------------
 California                          198                        $110,443,919          53.0%
 Illinois                             23                          12,041,360           5.8
 New Jersey                           17                           8,000,895           3.8
 Florida                              15                           7,980,970           3.8
 Virginia                             16                           7,864,006           3.8
 Connecticut                           9                           6,521,551           3.1
 All Other(1)                        113                          55,626,151          26.7
---------------------------------------------------------------------------------------------------------
 Total                               391                        $208,478,852         100.0%
=========================================================================================================
Column Totals may not add to 100.0% due to rounding
(1) Each of the other states is less than 3.0% of the aggregate principal balance



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



                         Distribution by Property Type


                                    Number Of                Total Dollar          Scheduled Principal
 Property Type                  Mortgage Loans (#)            Amount ($)               Balance (%)
--------------------------------------------------------------------------------------------------------
 Single Family                       362                      $194,281,803             93.2%
 Condominium                          17                         8,344,191              4.0
 Hi-Rise Condominium                   5                         2,431,630              1.2
 PUD                                   4                         2,054,551              1.0
 2-4 Family                            2                           822,151              0.4
 Co-Op                                 1                           544,526              0.3
--------------------------------------------------------------------------------------------------------
 Total                               391                      $208,478,852            100.0%
========================================================================================================
Column Totals may not add to 100.0% due to rounding




                         Distribution by Loan Purpose


                                    Number Of                  Total Dollar         Scheduled Principal
 Loan Purpose                   Mortgage Loans (#)              Amount ($)              Balance (%)
---------------------------------------------------------------------------------------------------------
 Rate/Term Refi                      209                      $114,044,318             54.7%
 Purchase                            119                        62,753,356             30.1
 Cashout Refi                         63                        31,681,178             15.2
---------------------------------------------------------------------------------------------------------
 Total                               391                      $208,478,852            100.0%
=========================================================================================================
Column Totals may not add to 100.0% due to rounding



                           Distribution by Occupancy


                                    Number Of                   Total Dollar         Scheduled Principal
 Occupancy                      Mortgage Loans (#)               Amount ($)              Balance (%)
----------------------------------------------------------------------------------------------------------
 Owner Occupied                      376                      $201,131,816              96.5%
 Second Home                          15                         7,347,036               3.5
----------------------------------------------------------------------------------------------------------
 Total                               391                      $208,478,852             100.0%
==========================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



                           Distribution by Seasoning


                                    Number Of               Total Dollar           Scheduled Principal
 Seasoning (Months)              Mortgage Loans (#)           Amount ($)               Balance (%)
---------------------------------------------------------------------------------------------------------
 0 - 3                               373                     $198,489,445              95.2%
 4 - 6                                17                        9,564,315               4.6
 7 - 12                                1                          425,091               0.2
---------------------------------------------------------------------------------------------------------
 Total                               391                     $208,478,852             100.0%
=========================================================================================================
Column Totals may not add to 100.0% due to rounding




                        Distribution by Document Status


                                    Number Of                Total Dollar         Scheduled Principal
 Document Status                 Mortgage Loans (#)           Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------
 Full Doc                            205                     $117,392,070             56.3%
 Asset Only                          161                       78,829,928             37.8
 Income Only                          12                        6,976,389              3.3
 No Doc                               13                        5,280,464              2.5
--------------------------------------------------------------------------------------------------------
 Total                               391                     $208,478,852            100.0%
========================================================================================================
Column Totals may not add to 100.0% due to rounding




                      Distribution by Property Zip Codes


                                   Number Of               Total Dollar            Scheduled Principal
 Property Zip Codes           Mortgage Loans (#)             Amount ($)                Balance (%)
---------------------------------------------------------------------------------------------------------

 94901                               5                        $2,999,500               1.4%
 94010                               4                         2,683,285               1.3
 94583                               4                         2,373,613               1.1
 92648                               3                         2,328,878               1.1
 93108                               3                         2,267,257               1.1
 94022                               3                         2,176,068               1.0
 92130                               4                         2,162,457               1.0
 94550                               3                         2,147,802               1.0
 94507                               3                         2,066,076               1.0
 06840                               2                         1,994,880               1.0
 All Other                         357                       185,279,035              88.9
--------------------------------------------------------------------------------------------------------
 Total                             391                      $208,478,852             100.0%
========================================================================================================
Column Totals may not add to 100.0% due to rounding



                          Distribution by Delinquency


                                    Number Of                Total Dollar          Scheduled Principal
 Delinquency                   Mortgage Loans (#)             Amount ($)               Balance (%)
--------------------------------------------------------------------------------------------------------
 Current                             388                      $207,030,232            99.3%
 30 days                               3                         1,448,619             0.7
--------------------------------------------------------------------------------------------------------
 Total                               391                      $208,478,852           100.0%
========================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



                      Distribution by Final Maturity Year


                                      Number Of                Total Dollar        Scheduled Principal
 Final Maturity Year             Mortgage Loans (#)             Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------------
 2022                                  1                         $425,091               0.2%
 2023                                  4                        2,359,210               1.1
 2033                                386                      205,694,551              98.7
--------------------------------------------------------------------------------------------------------
 Total                               391                      $208,478,852            100.0%
========================================================================================================
Column Totals may not add to 100.0% due to rounding



                      Distribution by First Payment Year


                                     Number Of                Total Dollar        Scheduled Principal
 First Payment Year              Mortgage Loans (#)            Amount ($)             Balance (%)
--------------------------------------------------------------------------------------------------------
 2003                                391                       $208,478,852          100.0%
--------------------------------------------------------------------------------------------------------
 Total                               391                       $208,478,852          100.0%
========================================================================================================
Column Totals may not add to 100.0% due to rounding



                    Distribution by First Rate Change Date


                                   Number Of                  Total Dollar       Scheduled Principal
 First Rate Change Date        Mortgage Loans (#)               Amount ($)           Balance (%)
---------------------------------------------------------------------------------------------------------
 12/1/2012                            1                         $425,091             0.2%
 4/1/2013                             1                          544,526             0.3
 6/1/2013                            16                        9,019,790             4.3
 7/1/2013                           271                      147,826,607            70.9
 8/1/2013                            70                       36,103,318            17.3
 9/1/2013                            32                       14,559,520             7.0
---------------------------------------------------------------------------------------------------------
 Total                              391                     $208,478,852           100.0%
=========================================================================================================
Column Totals may not add to 100.0% due to rounding



                         Distribution by Original Term


                                   Number Of                 Total Dollar         Scheduled Principal
 Original Term (Months)         Mortgage Loans (#)            Amount ($)              Balance (%)
-------------------------------------------------------------------------------------------------------
 Under 313                             5                      $2,784,301              1.3%
 349 - 360                           386                     205,694,551             98.7
-------------------------------------------------------------------------------------------------------
 Total                               391                    $208,478,852            100.0%
=======================================================================================================
Column Totals may not add to 100.0% due to rounding



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                              October 15, 2003



                         Distribution by Maximum Rate


                                Number Of                 Total Dollar          Scheduled Principal
 Maximum Rate                Mortgage Loans (#)             Amount ($)              Balance (%)
--------------------------------------------------------------------------------------------------------
 8.50- 8.99%                         3                    $1,677,400                 0.8%
 9.00- 9.49%                        27                    13,276,285                 6.4
 9.50- 9.99%                       188                   101,561,273                48.7
 10.00-10.49%                      159                    85,009,678                40.8
 10.50-10.99%                       14                     6,954,217                 3.3
--------------------------------------------------------------------------------------------------------
 Total                             391                  $208,478,852               100.0%
========================================================================================================
Column Totals may not add to 100.0% due to rounding





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.